Exhibit 10.2

Elixir Pharmaceuticals, Inc.

Incentive Stock Option Agreement

Granted Under 2001 Stock Incentive Plan as amended

1. Grant of Option.

This agreement evidences the grant by Elixir Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on                     ,          (the “Grant Date”) to                     , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2001 Stock Incentive Plan as amended (the “Plan”), a total of              shares (the “Shares”) of common stock, $.001 par value per share, of the Company (“Common Stock”) at $       per Share. Unless earlier terminated, this option shall expire on                     ,          (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2. Vesting Schedule.

(a) Vesting. Subject to Sections 3 and 4 below, this option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of                     ,         , (the “Vesting Commencement Date”) and as to an additional one forty-eighth (1/48th) of the original number of Shares at the end of each successive month following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date. The shares subject to the portion of this option that are not yet exercisable are referred to herein as “Unvested Shares,” and the shares subject to the portion of this option that has become exercisable are referred to herein as “Vested Shares.”

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 4 hereof or the Plan.

(b) Early Exercise. Notwithstanding the vesting schedule set forth in paragraph (a), the Participant may elect to exercise this option as to the Unvested Shares (in addition to the Vested Shares) if simultaneously with such exercise the Participant enters into a Stock Restriction Agreement with the Company in the form attached hereto as Exhibit A (the “Stock Restriction Agreement”). The Stock Restriction Agreement provides that the Unvested Shares shall be subject to a right of repurchase (the “Purchase Option”) in favor of the Company in the event that the Participant ceases to be an employee of the Company, as that term is defined in the Plan.

3. Effect of a Change of Control.

(a) A “Change in Control Event” shall mean:

(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (ii) of this definition; or

(ii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

(b) Effect on Option. Upon the occurrence of a Change in Control Event, except to the extent specifically provided to the contrary herein or in any other agreement between the Participant and the Company, the vesting schedule of this option shall be accelerated in part so that one-half of the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become exercisable. The remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in this option, with one-half of the number of shares that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each subsequent vesting date.

(c) Termination Following Change in Control Event. Notwithstanding Section 3(b) above, upon the termination of the Participant’s employment within twelve (12) months following a Change in Control Event for any reason other than by the Company for Cause (as defined below) or by the Participant without Good Reason (as defined below), this option will become immediately exercisable as to the remaining number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event. “Good Reason” shall mean termination by the Participant by reason of (i) a substantial diminution in the responsibilities or powers of the Participant in effect prior to the Change in Control Event or (ii) relocation of the office which the Participant is required to perform his or her duties to an office more than 35 miles from the office in which the Participant performed such duties as of the date of grant of this option.

4. Exercise of Option.

(a) Form of Exercise. Subject to the procedures set forth in this Agreement, each election to exercise this option shall be in writing in the form attached to this Agreement as Exhibit B, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 4, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company as defined in Section 1 of the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation. The rights provided in this paragraph are also subject to the limitations provided in paragraph (e) below.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

5. Right of First Refusal.

(a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or any portion of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase some or all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period, which communication shall state the number of Offered Shares the Company desires to purchase. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares not purchased by the Company to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to the right of first refusal set forth in this Section 5 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 5.

(d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

(e) The following transactions shall be exempt from the provisions of this Section 5:

(i) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(ii) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(iii) the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 5 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 5.

(f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

(g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

(i) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(ii) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Common Stock immediately prior to such transaction beneficially own, directly or indirectly, more than 75% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 5, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

6. Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

7. Legends on Stock Certificates.

All stock certificates representing Shares issued to the Participant upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable federal or state law:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”

“The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in a Stock Option Agreement, a copy of which will be furnished upon request by the issuer.”

8. Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

9. Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

10. Disqualifying Disposition.

If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

11. Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

Elixir Pharmaceuticals, Inc.

Dated:	By:
	Name:	Karen L. Roberts
	Title:	Vice President, Finance and Administration

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2001 Stock Incentive Plan as amended.

PARTICIPANT:

Address:

Exhibit A to Incentive Stock Option – Form of Stock Restriction Agreement

STOCK RESTRICTION AGREEMENT

AGREEMENT made this          day of             200    , between Elixir Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                      (the “Employee”).

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1. Purchase of Shares. The Company shall issue and sell to the Employee and the Employee shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company’s 2001 Stock Incentive Plan as amended (the “Plan”), an aggregate of [Number of Unvested Shares] shares (the “Shares”) of common stock, $.001 par value per share (“Common Stock”) of the Company at a price of $[Option Exercise Price] per share (the “Option Price”), purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan.

The aggregate purchase price for the Shares shall be paid by the Employee by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Employee one or more certificates in the name of the Employee for that number of Shares purchased by the Employee. The Employee agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2. Purchase Option.

(a) In the event that the Employee ceases to be employed by the Company for any reason or no reason, with or without cause, prior to            ,              [final vesting date under option agreement], the Company shall have the right and option (the “Purchase Option”) to purchase from the Employee, for a sum equal to the Option Price per share, any shares then subject to the Purchase Option. All of the Shares shall be subject to the Purchase Option prior to             ,              [first anniversary of vesting commencement date]. On             ,              [first anniversary of vesting commencement date], one-fourth (1/4) of such Shares will no longer be subject to the Purchase Option and at the end of each full month thereafter, one forty-eighth (1/48) of such Shares shall no longer be subject to the Purchase Option until such time as all of such Shares are no longer subject to the Purchase Option.

(b) In the event that the Participant’s employment with the Company is terminated by reason of death or permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue code of 1986, as amended), the Purchase Option shall lapse as to all of the Unvested Shares for which the Purchase Option would have otherwise become exercisable.

(c) Upon the occurrence of a Change of Control Event (as hereinafter defined), the Purchase Option shall immediately lapse as to one-half of all remaining Unvested Shares, thereby rendering such Shares Vested Shares. Thereafter, the Purchase Option shall continue to lapse as to the remaining one-half of the Unvested Shares in accordance with the original schedule set forth above in subsection (a), with the Purchase Option lapsing as to one-half of the number of Unvested Shares that it would otherwise have lapsed with regard to on each subsequent lapsing date. For purposes of this subsection (c), a “Change of Control Event” shall mean:

(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (ii) of this definition; or

(ii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

(d) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company or with another subsidiary of the parent of the Company.

3. Exercise of Purchase Option and Closing.

(a) The Company may exercise the Purchase Option by delivering or mailing to the Employee (or his estate), in accordance with Section 13, within 90 days after the termination of the employment of the Employee with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 90-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 90-day period.

(b) Within 10 days after his receipt of the Company’s notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Employee (or his estate or any escrow agent) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such certificate or certificates, the Company shall pay the aggregate Option Price therefor in the form of a check or by cancelling indebtedness owed by the Employee to the Company, or any combination thereof.

(c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

(d) In the event that, due to the sale (whether by foreclosure or otherwise), transfer, assignment or other disposition of the Shares (other than pursuant to the Company’s exercise of the Purchase Option) (each, a “Sale Event”), the Company is unable to exercise the Purchase Option with respect to any Shares for which the Purchase Option has not terminated (the “Repurchase Shares”), the Employee agrees to pay the Company, as liquidated damages, a sum, if any, by which the market value of the Repurchase Shares (as determined by such Sale Event) exceeds the aggregate Option Price paid for the Repurchase Shares (the “Damage Amount”).

(e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

4. Restrictions on Transfer. The Employee shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, that are subject to the Purchase Option, except that the Employee may transfer such Shares to or for the benefit of any spouse, domestic partner sharing the same household as the Employee, sibling, child or grandchild, or to a trust for their benefit, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the Purchase Option) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

5. Effect of Prohibited Transfer. The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

6. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

7. Adjustments for Stock Splits, Stock Dividends, etc.

(a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

(b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

8. Withholding Taxes.

(a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee or the lapse of the Purchase Option.

(b) The Participant acknowledges that he has been informed of the advisability of making an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended; that such election must be filed with the Internal Revenue Service within 30 days of the transfer of shares to the Participant; and that the Participant is solely responsible for making such election.

9. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

10. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

12. No Rights To Employment. Nothing contained in this Agreement shall be construed as giving the Employee any right to be retained, in any position, as an Employee of the Company.

13. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 13.

14. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

15. Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

16. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

17. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

18. Delivery of Certificates. The Employee authorizes the Company, on his or her behalf, to hold the stock certificates representing the Shares until the latest of:

(i)	the date on which the Shares are no longer subject to the Purchase Option;

(ii)	the closing of an initial underwritten public offering of the Company’s securities pursuant to an effective registration statement filed by the Company under the Securities Act;

(iii)	a sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise; or

(iv)	the date which is no later than thirty days (30) after the date on which the Employee ceases to be employed by the Company.

19. Escrow. The Employee shall execute Joint Escrow Instructions in the form attached hereto as Exhibit A simultaneously with the execution hereof. The Joint Escrow Instructions shall be delivered to the person named by the Company to serve as escrow agent thereunder. The Employee shall simultaneously deliver to such escrow agent a stock assignment duly endorsed in blank and hereby instructs the Company to deliver to such escrow agent, on behalf of the Employee, the certificate(s) evidencing the Shares issued hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ELIXIR PHARMACEUTICALS, INC.

By:

EMPLOYEE

(Signature)

Print Name

Address:

EXHIBIT A TO
STOCK
RESTRICTION
AGREEMENT

Elixir Pharmaceuticals, Inc.

JOINT ESCROW INSTRUCTIONS

                     , 200

Ms. Karen Roberts

Secretary

Elixir Pharmaceuticals, Inc.

12 Emily Street

Cambridge, MA 02139

Dear Ms. Roberts:

As Escrow Agent for Elixir Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), and the undersigned employee (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Restriction Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

1. Holder irrevocably authorizes the Corporation to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. These Joint Escrow Instructions shall only become effective upon the Corporation’s deposit with you of any certificate(s) evidencing Shares, together with the related blank stock assignment(s), and shall not apply to any Shares held by the Corporation as a secured party and pledgee. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Corporation while the Shares are held by you.

2. Upon any purchase by the Corporation of the Shares pursuant to the Agreement, the Corporation shall give to Holder and you a written notice specifying the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the “Closing”) at the principal office of the Corporation. Holder and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

3. At the Closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer of the Shares, (b) to fill in on such form or forms the number of Shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

4. The Holder shall have the right to withdraw from this escrow any Shares as to which the Purchase Option (as defined in the Agreement) has terminated or expired.

5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

8. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

9. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

10. Your responsibilities as Escrow Agent hereunder shall terminate if there shall no longer be a position of Secretary at Elixir Pharmaceuticals, Inc. or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint a successor Escrow Agent.

11. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

12. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

CORPORATION:	Elixir Pharmaceuticals, Inc. 12 Emily Street Cambridge, MA Attn: President

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Secretary Elixir Pharmaceuticals, Inc. 12 Emily Street Cambridge, MA

14. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

[Remainder of page intentionally left blank.]

15. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

ELIXIR PHARMACEUTICALS, INC.

By:

Its:

HOLDER:

(Signature)

Print Name

Address:

Date Signed:

ESCROW AGENT:

ELIXIR PHARMACEUTICALS, INC.

Name:
Title:	Secretary

Exhibit B to Incentive Stock Option – Forms of Exercise Notification

NOTICE OF STOCK OPTION EXERCISE

[FOR VESTED EXERCISE]

Date:                      , 200

Elixir Pharmaceuticals, Inc.

12 Emily Street

Cambridge, MA

Attention: Treasurer

Dear Sir or Madam:

I am the holder of an Incentive Stock Option granted to me under the Elixir Pharmaceuticals, Inc. (the “Company”) 2001 Stock Incentive Plan as amended on December 14, 2006 for the purchase of              shares of Common Stock of the Company at a purchase price of $        .

I hereby exercise my option to purchase              [Number of Shares to be Exercised] shares of Common Stock (the “Shares”), for which I have enclosed cash or a personal check in the amount of              [Price per share of Common Stock times the number of shares of Common Stock to be purchased]. Please register my stock certificate as follows:

Name(s):

Address:

Tax I.D. #:
(SSN)

I represent, warrant and covenant as follows:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,

(Signature)

NOTICE OF STOCK OPTION EXERCISE

[FOR ACCELERATED EXERCISE]

Date:                  , 200

Elixir Pharmaceuticals, Inc.

12 Emily Street

Cambridge, MA

Attention: Treasurer

Dear Sir or Madam:

I am the holder of an Incentive Stock Option (the “Option Agreement”) granted to me under the Elixir Pharmaceuticals, Inc. (the “Company”) 2001 Stock Incentive Plan as amended on December 14, 2006 for the purchase of              shares of Common Stock of the Company at a purchase price of $         per share. Capitalized terms used in this Notice and not otherwise defined have the meaning provided in the Option Agreement.

In accordance with Section 2 of the Option Agreement, I hereby exercise my option to purchase a total of              [Total Number of Shares to be Exercised] shares of Common Stock, of which (i)              [Total Number of Vested Shares to be Exercised] are Vested Shares and (ii)              [Total Number of Unvested Shares to be Exercised] are Unvested Shares.

In payment for the Vested Shares I am purchasing, I have enclosed              in the amount of              [Price per share of Common Stock times the number of Unvested Shares to be purchased].

In payment for the Unvested Shares I am purchasing, I have enclosed: (i) cash or a personal check in the amount of              , representing the exercise price of the Unvested Shares I am purchasing; (ii) an executed Stock Restriction Agreement and (iii) executed Joint Escrow Instructions.

The Vested Shares and the Unvested Shares I am purchasing are referred to collectively in this notice as the “Shares.”

Please register my stock certificate as follows:

Name(s):

Address:

Tax I.D. #:
(SSN)

I represent, warrant and covenant as follows:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,

(Signature)